UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : August 25, 2005

CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated March 1, 2005 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2005-B)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)

         Delaware                  333-105322-07                75-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2005-B pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2005, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, N.A., as Trustee.

     On August 25, 2005 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on August 25, 2005 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2005-B
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                JPMORGAN CHASE BANK, N.A., not in its individual capacity, but solely as Trustee under the Agreement referred to herein



Date:  August 26, 2005         By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                                Name:  Mark W. McDermott
                                Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders August 25, 2005



Exhibit 99.1
Statement to Certificateholders August 25, 2005



                      Centex Home Equity Loan Trust 2005-B
                         STATEMENT TO CERTIFICATEHOLDERS
                                 August 25, 2005
----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL         BEGINNING                                                                                ENDING
                    FACE         PRINCIPAL                                                  REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE         BALANCE        PRINCIPAL       INTEREST       TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF1         67,500,000.00      56,136,439.84   3,906,516.94     189,460.48    4,095,977.42    0.00        0.00       52,229,922.90
AF2         16,000,000.00      16,000,000.00           0.00      56,533.33       56,533.33    0.00        0.00       16,000,000.00
AF3         16,550,000.00      16,550,000.00           0.00      60,890.21       60,890.21    0.00        0.00       16,550,000.00
AF4         37,500,000.00      37,500,000.00           0.00     152,906.25      152,906.25    0.00        0.00       37,500,000.00
AF5         20,370,000.00      20,370,000.00           0.00      90,137.25       90,137.25    0.00        0.00       20,370,000.00
AF6         16,000,000.00      16,000,000.00           0.00      64,866.67       64,866.67    0.00        0.00       16,000,000.00
AV1         73,000,000.00      67,490,124.16   2,858,832.06     210,091.13    3,068,923.19    0.00        0.00       64,631,292.10
AV2        338,000,000.00     268,433,465.28  26,292,754.17     815,963.17   27,108,717.34    0.00        0.00      242,140,711.11
AV3        232,500,000.00     232,500,000.00           0.00     726,756.25      726,756.25    0.00        0.00      232,500,000.00
AV4          9,080,000.00       9,080,000.00           0.00      29,399.02       29,399.02    0.00        0.00        9,080,000.00
M1          35,000,000.00      35,000,000.00           0.00     116,336.11      116,336.11    0.00        0.00       35,000,000.00
M2          33,000,000.00      33,000,000.00           0.00     110,540.83      110,540.83    0.00        0.00       33,000,000.00
M3          20,500,000.00      20,500,000.00           0.00      69,198.89       69,198.89    0.00        0.00       20,500,000.00
M4          18,500,000.00      18,500,000.00           0.00      65,315.28       65,315.28    0.00        0.00       18,500,000.00
M5          16,000,000.00      16,000,000.00           0.00      57,040.00       57,040.00    0.00        0.00       16,000,000.00
M6          18,000,000.00      18,000,000.00           0.00      65,255.00       65,255.00    0.00        0.00       18,000,000.00
M7          15,000,000.00      15,000,000.00           0.00      60,191.67       60,191.67    0.00        0.00       15,000,000.00
B           17,500,000.00      17,500,000.00           0.00      72,484.03       72,484.03    0.00        0.00       17,500,000.00
R                    0.00               0.00           0.00           0.00            0.00    0.00        0.00                0.00
TOTALS   1,000,000,000.00     913,560,029.28  33,058,103.17   3,013,365.57   36,071,468.74    0.00        0.00      880,501,926.11

XIO      1,000,159,487.76     924,957,459.51           0.00          26.80           26.80    0.00        0.00      894,278,728.04
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
----------------------------------------------------------------------------------------------------------------------------------
AF1     152314MR8     831.65096059       57.87432504       2.80682193       60.68114696       773.77663556     AF1     4.050000 %
AF2     152314MS6   1,000.00000000        0.00000000       3.53333313        3.53333313     1,000.00000000     AF2     4.240000 %
AF3     152314MT4   1,000.00000000        0.00000000       3.67916677        3.67916677     1,000.00000000     AF3     4.415000 %
AF4     152314MU1   1,000.00000000        0.00000000       4.07750000        4.07750000     1,000.00000000     AF4     4.893000 %
AF5     152314MV9   1,000.00000000        0.00000000       4.42500000        4.42500000     1,000.00000000     AF5     5.310000 %
AF6     152314MW7   1,000.00000000        0.00000000       4.05416688        4.05416688     1,000.00000000     AF6     4.865000 %
AV1     152314MX5     924.52224877       39.16208301       2.87796068       42.04004370       885.36016575     AV1     3.615000 %
AV2     152314MY3     794.18184994       77.78921352       2.41409222       80.20330574       716.39263642     AV2     3.530000 %
AV3     152314MZ0   1,000.00000000        0.00000000       3.12583333        3.12583333     1,000.00000000     AV3     3.630000 %
AV4     152314NA4   1,000.00000000        0.00000000       3.23777753        3.23777753     1,000.00000000     AV4     3.760000 %
M1      152314NB2   1,000.00000000        0.00000000       3.32388886        3.32388886     1,000.00000000     M1      3.860000 %
M2      152314NC0   1,000.00000000        0.00000000       3.34972212        3.34972212     1,000.00000000     M2      3.890000 %
M3      152314ND8   1,000.00000000        0.00000000       3.37555561        3.37555561     1,000.00000000     M3      3.920000 %
M4      152314NE6   1,000.00000000        0.00000000       3.53055568        3.53055568     1,000.00000000     M4      4.100000 %
M5      152314NF3   1,000.00000000        0.00000000       3.56500000        3.56500000     1,000.00000000     M5      4.140000 %
M6      152314NG1   1,000.00000000        0.00000000       3.62527778        3.62527778     1,000.00000000     M6      4.210000 %
M7      152314NH9   1,000.00000000        0.00000000       4.01277800        4.01277800     1,000.00000000     M7      4.660000 %
B       152314NJ5   1,000.00000000        0.00000000       4.14194457        4.14194457     1,000.00000000     B       4.810000 %
TOTALS                913.56002928       33.05810317       3.01336557       36.07146874       880.50192611

XIO     N/A           924.80996364        0.00000000       0.00002680        0.00002680       894.13612427     XIO     0.000000 %
-----------------------------------------------------------------------------------------------------------------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
               --------------------------------------------------
                                   RYAN VAUGHN
              JPMorgan Chase Bank, N.A. - Structured Finance Services NY
                           4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                              Tel: (212) 623-4484
                              Fax: (212) 623-5930
                       Email: Ryan.M.Vaughn@JPMorgan.com
               --------------------------------------------------

Sec. 7.09(ii)                           Distributions Allocable to Principal

                                        Group I
                                        Scheduled Monthly Payments                                                      184,786.23
                                        Curtailments                                                                     63,413.40
                                        Prepayments in Full                                                           3,377,144.01
                                        Loans Repurchased by Seller                                                           0.00
                                        Substitution Amounts                                                                  0.00
                                        Net Liquidation Proceeds                                                              0.00

                                        Group II
                                        Scheduled Monthly Payments                                                       68,450.54
                                        Curtailments                                                                      4,362.81
                                        Prepayments in Full                                                           2,580,253.00
                                        Loans Repurchased by Seller                                                           0.00
                                        Substitution Amounts                                                                  0.00
                                        Net Liquidation Proceeds                                                              0.00

                                        Group III
                                        Scheduled Monthly Payments                                                      426,222.19
                                        Curtailments                                                                     34,695.00
                                        Prepayments in Full                                                          23,939,404.29
                                        Loans Repurchased by Seller                                                           0.00
                                        Substitution Amounts                                                                  0.00
                                        Net Liquidation Proceeds                                                              0.00

                                        Group I Subordination Increase Amount                                         2,379,371.70
                                        Group I Excess Overcollateralization Amount                                           0.00


Sec. 7.09(iv)                           Class Interest Carryover Shortfall
                                        Class AF1                                                                              0.00
                                        Class AF2                                                                              0.00
                                        Class AF3                                                                              0.00
                                        Class AF4                                                                              0.00
                                        Class AF5                                                                              0.00
                                        Class AF6                                                                              0.00
                                        Class AV1                                                                              0.00
                                        Class AV2                                                                              0.00
                                        Class AV3                                                                              0.00
                                        Class AV4                                                                              0.00
                                        Class M1                                                                               0.00
                                        Class M2                                                                               0.00
                                        Class M3                                                                               0.00
                                        Class M4                                                                               0.00
                                        Class M5                                                                               0.00
                                        Class M6                                                                               0.00
                                        Class M7                                                                               0.00
                                        Class B                                                                               0.00

Sec. 7.09(v)                            Class Principal Carryover Shortfall
                                        Group I Subordinate Certificates
                                        Class M1                                                                              0.00
                                        Class M2                                                                              0.00
                                        Class M3                                                                              0.00
                                        Class M4                                                                              0.00
                                        Class M5                                                                              0.00
                                        Class M6                                                                              0.00
                                        Class M7                                                                              0.00
                                        Class B                                                                               0.00

Sec. 7.09(vi)                           Aggregate Loan Balance of Each Group
                                        Group I Beginning Aggregate Loan Balance                                    164,126,745.70
                                        Group I Ending Aggregate Loan Balance                                       160,501,402.06

                                        Group II Beginning Aggregate Loan Balance                                    87,757,259.70
                                        Group II Ending Aggregate Loan Balance                                       85,104,193.35

                                        Group III Beginning Aggregate Loan Balance                                  673,073,454.11
                                        Group III Ending Aggregate Loan Balance                                     648,673,132.63

Sec. 7.09(vii)                          Overcollateralization
                                        Total Overcollateralization Amount                                           13,776,801.93
                                        Total Required Overcollateralization Amount                                  34,505,502.33

Sec. 7.09(viii)                         Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)                           Substitution Amounts
                                        Group I                                                                               0.00
                                        Group II                                                                              0.00
                                        Group III                                                                             0.00

Sec. 7.09(ix)                           Loan Purchase Price Amounts
                                        Group I                                                                              0.00
                                        Group II                                                                             0.00
                                        Group III                                                                            0.00

Sec. 7.09(x)                            Weighted Average Net Coupon Rate
                                        Group I                                                                          7.7982 %
                                        Group II                                                                         6.6936 %
                                        Group III                                                                        6.8402 %

Sec. 7.09(xii)                          Monthly Remittance Amount
                                        Group I                                                                      4,692,252.77
                                        Group II                                                                     3,142,909.74
                                        Group III                                                                   28,237,306.23

Sec. 7.09(xiii)                         Weighted Average Gross Margin
                                        Group II Loans                                                                   6.3475 %
                                        Group III Loans                                                                  6.5186 %

Sec. 7.09(xiv)                          Largest Loan Balance
                                        Group I                                                                        895,650.17
                                        Group II                                                                       355,240.34
                                        Group III                                                                      755,764.67

Sec. 7.09(xv)                           Basic Principal Amount
                                        Group I                                                                      3,625,343.64
                                        Group II                                                                     2,653,066.35
                                        Group III                                                                   24,400,321.48


Sec. 7.09(xvi)                          Net Wac Cap Carryover Paid
                                        Group I                                                                               0.00
                                        Group II                                                                              0.00
                                        Group III                                                                             0.00
                                        Subordinate                                                                           0.00

Sec. 7.09(xvi)                          Remaining Net Wac Cap Carryover
                                        Group I                                                                               0.00
                                        Group II                                                                              0.00
                                        Group III                                                                             0.00
                                        Group Subordinate                                                                     0.00

Sec. 7.09(xviii)                        Net Wac Cap
                                        Group I Net WAC Cap                                                                 7.80 %
                                        Group II Net WAC Cap                                                                6.48 %
                                        Group III Net WAC Cap                                                               6.62 %
                                        Subordinate Net WAC Cap                                                             6.55 %

Sec. 7.09(xix)                          Applied Realized Loss Amounts
                                        Subordinate Certificates
                                        Class M1                                                                              0.00
                                        Class M2                                                                              0.00
                                        Class M3                                                                              0.00
                                        Class M4                                                                              0.00
                                        Class M5                                                                              0.00
                                        Class M6                                                                              0.00
                                        Class M7                                                                              0.00
                                        Class B                                                                               0.00

Sec. 7.09(xx)                  Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)                Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                                 Group 1
                                                                                       Principal
                                            Category              Number                Balance               Percentage
                                            1 Month                   46             3,323,925.07                  2.07 %
                                            2 Month                    7               671,110.29                  0.42 %
                                            3 Month                    1                98,615.14                  0.06 %
                                            Total                     54             4,093,650.50                  2.55 %
                                             Group 2
                                                                                       Principal
                                            Category              Number                Balance               Percentage
                                            1 Month                   26             3,715,991.68                  4.37 %
                                            2 Month                    9             1,190,173.53                  1.40 %
                                            3 Month                    0                     0.00                  0.00 %
                                            Total                     35             4,906,165.21                  5.77 %
                                             Group 3
                                                                                       Principal
                                            Category              Number                Balance               Percentage
                                            1 Month                  172            23,186,164.12                  3.57 %
                                            2 Month                   41             5,160,625.31                  0.80 %
                                            3 Month                   12             1,500,743.29                  0.23 %
                                             Total                   225            29,847,532.72                  4.60 %
                                             Group Totals
                                                                                       Principal
                                            Category              Number                Balance               Percentage
                                            1 Month                  244            30,226,080.87                  3.38 %
                                            2 Month                   57             7,021,909.13                  0.79 %
                                            3 Month                   13             1,599,358.43                  0.18 %
                                             Total                   314            38,847,348.43                  4.35 %

Sec. 7.09(b)(ii)                        Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    5               253,670.33                0.16 %
                                                               Group 2
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    5               679,177.02                0.80 %
                                                               Group 3
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   43               6,729,937.41              1.04 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   53               7,662,784.76              0.86 %


Sec. 7.09(b)(iii)                       Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    2               159,657.63                0.10 %
                                                               Group 2
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    0                  0.00                  0.00 %
                                                               Group 3
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   19               1,958,688.85              0.30 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   21               2,118,346.48              0.24 %

Sec. 7.09(b)(iii)                       Balloon Loans
                                        Number of Balloon Loans                                                              12.00
                                        Balance of Balloon Loans                                                        880,934.17

Sec. 7.09(b)(iv)                        Number and Aggregate Principal Amounts of REO Loans
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   0                    0.00                  0.00 %
                                                               Group 2
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                  0                    0.00                  0.00 %
                                                               Group 3
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   1                105,889.11               0.02 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   1                105,889.11               0.01 %

Sec. 7.09(b)(v)                         Book Value of REO Loans
                                        Group I                                                                               0.00
                                        Group II                                                                              0.00
                                        Group III                                                                       115,980.68

Sec. 7.09(b)(vi)                        Realized Losses
                                        Group I:
                                        Monthly Realized Losses                                                               0.00
                                        Cumulative Realized Losses                                                            0.00
                                        Group II:
                                        Monthly Realized Losses                                                               0.00
                                        Cumulative Realized Losses                                                            0.00
                                        Group III:
                                        Monthly Realized Losses                                                               0.00
                                        Cumulative Realized Losses                                                            0.00

Sec. 7.09(b)(vii)                       Net Liquidation Proceeds
                                        Group I                                                                               0.00
                                        Group II                                                                              0.00
                                        Group III                                                                             0.00

Sec. 7.09(b)(viii)                      Group I 60+ Delinquency Percentage (Rolling Three Month)                          1.3013 %

Sec. 7.09(b)(ix)                        Cumulative Loss Percentage                                                          0.00 %
                                        Cumulative Realized Losses Since Cut-Off Date                                         0.00
                                        Aggregate Loan Balance as of the Cut-Off Date                             1,000,159,487.76

Sec. 7.09(b)(x)                         Has a Trigger Event Occurred?                                                           NO

                                        1-Month LIBOR for Current Distribution Date                                      3.46000 %



Copyright 2001 J.P. Morgan Chase & Co.  All rights reserved.